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                                                                    Exhibit 99.2

                          SECTION 906 CERTIFICATION OF
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-Q of Deltagen, Inc. for the quarter ended June 30, 2002, I, Richard Hawkins, Chief Financial Officer of Deltagen, Inc., hereby certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q of Deltagen, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Deltagen, Inc. for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Deltagen, Inc.

August 13, 2002
                                                     /s/ Richard H. Hawkins
                                                     ---------------------------
                                                     Richard Hawkins
                                                     Chief Financial Officer